                                                                   Exhibit 99.26

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-WMC1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-WMC1
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal
   Balance                                    $573,855,685
Aggregate Original Principal Balance          $574,193,034
Number of Mortgage Loans               2186

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $40,000   $904,000     $262,668
Outstanding Principal Balance   $39,974   $902,599     $262,514

                                 MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                 -------   -------   --------------------
Original Term (mos)                 180       360              360
Stated remaining Term (mos)(5)      178       360              358
Loan Age (mos)(5)                     0         6                1
Current Interest Rate             4.875%    9.525%           7.092%
Initial Interest Rate Cap (3)     1.000%    5.000%           3.076%
Periodic Rate Cap (3)             0.500%    1.000%           1.000%
Gross Margin (3)                  3.000%    8.000%           6.326%
Maximum Mortgage Rate (3)        11.375%   16.000%          13.585%
Minimum Mortgage Rate (3)         4.875%    9.500%           7.084%
Months to Roll (3)                    3       119               27
Original Loan-to-Value            52.99%    90.00%           79.90%
Credit Score (4)                    517       805              658

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   11/01/2020   01/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                      100.00%

OCCUPANCY
Primary                        97.62%
Second Home                     2.36
Investment                      0.02

LOAN TYPE
Fixed Rate                      2.32%
ARM                            97.68

AMORTIZATION TYPE
Fully Amortizing                27.01%
Interest-Only                   23.72
Balloon                         49.27

YEAR OF ORIGINATION
2005                          100.00%

LOAN PURPOSE
Purchase                       77.14%
Refinance - Rate/Term           1.36
Refinance - Cashout            21.49

PROPERTY TYPE
Single Family                  65.70%
Condominium                    10.33
Two - to Four-Family            7.82
Planned Unit Development       16.15

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

(5)  As of the Cut-off Date.

MORTGAGE RATES

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less                        5   $  2,170,412      0.38%    5.168%      679      $434,082    80.00%    40.16%   91.03%
5.501% to 6.000%                     80     25,124,574      4.38     5.903       670       314,057    79.99     50.55    40.67
6.001% to 6.500%                    335    102,383,715     17.84     6.330       666       305,623    79.95     34.53    41.01
6.501% to 7.000%                    617    165,833,935     28.90     6.807       660       268,775    79.94     29.39    27.01
7.001% to 7.500%                    508    131,320,612     22.88     7.296       657       258,505    79.89     21.23    15.79
7.501% to 8.000%                    433    101,045,969     17.61     7.774       651       233,363    79.84     15.05    11.44
8.001% to 8.500%                    130     29,722,567      5.18     8.272       652       228,635    79.61      8.56    10.88
8.501% to 9.000%                     68     14,640,784      2.55     8.778       641       215,306    80.09     11.57    10.84
9.001% to 9.500%                      9      1,413,513      0.25     9.254       619       157,057    80.25      6.62     0.00
9.501% to 10.000%                     1        199,604      0.03     9.525       591       199,604    77.67      0.00     0.00
                                  -----   ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                            2,186   $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====   ============    ======     =====       ===      ========    =====     =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 9.525% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.092% per annum.

REMAINING MONTHS TO STATED MATURITY

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                           OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
REMAINING MONTHS                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
TO STATED MATURITY                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
169 to 180                            3   $    197,636      0.03%    7.502%      658      $ 65,879    80.00%    32.19%    0.00%
229 to 240                            1        184,075      0.03     6.850       705       184,075    80.00    100.00     0.00
349 to 360                         2182    573,473,974     99.93     7.092       658       262,820    79.90     25.26    23.73
                                  -----   ------------    ------     -----       ---      --------    -----    ------    -----
TOTAL:                            2,186   $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====   ============    ======     =====       ===      ========    =====    ======    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less                      12   $    537,909      0.09%    7.846%      660      $ 44,826    72.80%    58.76%    0.00%
$50,001 to $100,000                 178     14,261,346      2.49     7.571       634        80,120    79.89     58.05     6.67
$100,001 to $150,000                370     46,182,621      8.05     7.275       645       124,818    79.96     45.11    16.72
$150,001 to $200,000                289     50,927,121      8.87     7.129       647       176,218    79.98     37.64    14.29
$200,001 to $250,000                308     68,987,499     12.02     7.138       654       223,985    79.93     28.96    23.40
$250,001 to $300,000                273     75,608,686     13.18     7.129       656       276,955    79.95     21.61    22.38
$300,001 to $350,000                224     72,764,171     12.68     7.029       660       324,840    79.96     22.36    23.91
$350,001 to $400,000                183     68,292,919     11.90     7.148       663       373,185    79.98     19.03    26.36
$400,001 to $450,000                127     54,071,399      9.42     7.071       664       425,759    79.90     16.54    30.71
$450,001 to $500,000                 85     40,301,434      7.02     6.881       666       474,135    80.00     15.20    29.51
$500,001 to $550,000                 48     25,089,756      4.37     7.153       669       522,703    79.90     14.72    37.71
$550,001 to $600,000                 41     23,579,732      4.11     6.759       665       575,115    80.00     17.10    36.01
$600,001 to $650,000                 14      8,679,507      1.51     6.762       670       619,965    79.17     43.02    28.67
$650,001 to $700,000                 17     11,534,603      2.01     6.755       686       678,506    79.49     17.56    17.10
$700,001 to $750,000                 10      7,204,709      1.26     7.046       666       720,471    79.19     19.96     0.00
$750,001 to $800,000                  3      2,355,164      0.41     7.209       693       785,055    79.34      0.00    32.95
$800,001 to $850,000                  2      1,687,939      0.29     6.902       658       843,970    78.63      0.00     0.00
$850,001 to $900,000                  1        886,570      0.15     6.990       663       886,570    75.00      0.00     0.00
$900,001 to $950,000                  1        902,599      0.16     7.300       644       902,599    80.00    100.00     0.00
                                  -----   ------------    ------     -----       ---      --------    -----    ------    -----
TOTAL:                            2,186   $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====   ============    ======     =====       ===      ========    =====    ======    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $39,974 to approximately $902,599 and the average outstanding principal balance of the Mortgage Loans was approximately $262,514.

PRODUCT TYPES

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Fixed - 15 Year                       3   $    197,636      0.03%    7.502%      658      $ 65,879    80.00%    32.19%    0.00%
Fixed - 20 Year                       1        184,075      0.03     6.850       705       184,075    80.00    100.00     0.00
Fixed - 30 Year                      51      8,272,437      1.44     7.504       648       162,205    79.76     59.55     0.00
Balloon - 30/40                      16      4,635,541      0.81     7.081       660       289,721    80.00     17.49     0.00
ARM - 6 Month                         4        794,768      0.14     7.516       661       198,692    80.00     15.06     0.00
ARM - 2 Year/6 Month              1,002    243,336,486     42.40     7.090       663       242,851    79.89     27.90    45.69
ARM - 3 Year/6 Month                 44     11,172,360      1.95     6.971       667       253,917    79.55     35.39    43.47
ARM - 5 Year/6 Month                 19      5,389,157      0.94     6.831       668       283,640    79.49     26.86    49.75
ARM - 10 Year/6 Month                74     21,766,139      3.79     6.578       699       294,137    79.86     39.74    79.86
ARM - 2 Year/6 Mo (Amort over
   40, due in 30)                   927    267,499,315     46.61     7.137       651       288,565    79.94     20.22     0.00
ARM - 3 Year/6 Mo (Amort over
   40, due in 30)                    30      6,877,833      1.20     7.037       646       229,261    79.94     21.87     0.00
ARM - 5 Year/6 Mo (Amort over
   40, due in 30)                    12      2,942,351      0.51     6.776       674       245,196    80.00     36.58     0.00
ARM - 10 Year/6 Mo (Amort over
   40, due in 30)                     3        787,586      0.14     6.627       684       262,529    80.00     49.23     0.00
                                  -----   ------------    ------     -----       ---      --------    -----    ------    -----
TOTAL:                            2,186   $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====   ============    ======     =====       ===      ========    =====    ======    =====

ADJUSTMENT TYPE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE                 LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
ARM                               2,115   $560,565,996     97.68%    7.086%      658      $265,043    79.90%    24.81%   24.28%
Fixed Rate                           71     13,289,690      2.32     7.347       653       187,179    79.85     45.03     0.00
                                  -----   ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                            2,186   $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====   ============    ======     =====       ===      ========    =====     =====    =====

AMORTIZATION TYPE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE                 LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing                    747   $155,015,574     27.01%    7.310%      650      $207,518    79.81%    28.46%    0.00%
Balloon                             988    282,742,627     49.27     7.128       651       286,177    79.94     20.47     0.00
60 Month Interest-Only              373    111,559,050     19.44     6.788       678       299,086    79.92     31.38   100.00
120 Month Interest-Only              78     24,538,435      4.28     6.669       704       314,595    79.94     32.99   100.00
                                  -----   ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                            2,186   $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====   ============    ======     =====       ===      ========    =====     =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
STATE                             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Arizona                              60   $ 13,297,506      2.32%    7.405%      659      $221,625    80.13%    35.52%   17.95%
California                          701    250,272,938     43.61     6.949       665       357,023    79.94     20.38    35.60
Colorado                             18      3,538,145      0.62     6.940       642       196,564    80.00     47.35    33.53
Connecticut                          37      7,803,096      1.36     7.171       665       210,894    79.95     21.69     8.46
Delaware                              3        438,739      0.08     6.908       647       146,246    80.00     50.42     0.00
District of Columbia                 15      4,863,185      0.85     7.107       664       324,212    80.00     21.48    13.32
Florida                             144     30,358,217      5.29     7.173       660       210,821    79.95     29.44    19.64
Georgia                              33      5,222,037      0.91     7.527       635       158,244    79.95     46.21    11.00
Idaho                                12      1,284,728      0.22     7.587       628       107,061    80.00     50.80    15.87
Illinois                            116     21,661,345      3.77     7.178       650       186,736    79.99     35.18    14.04
Indiana                               7        890,968      0.16     6.903       612       127,281    79.99     56.53     0.00
Iowa                                  2        134,900      0.02     7.598       673        67,450    74.87     65.18     0.00
Kansas                                2        156,336      0.03     7.405       643        78,168    78.14    100.00     0.00
Kentucky                              1         67,746      0.01     6.375       604        67,746    79.72      0.00     0.00
Louisiana                             3        254,891      0.04     7.249       579        84,964    79.57    100.00    42.06
Maine                                 7        983,075      0.17     6.887       670       140,439    80.36     78.44     0.00
Maryland                            122     31,996,134      5.58     7.083       651       262,263    79.59     34.76    15.02
Massachusetts                        86     22,907,860      3.99     7.015       659       266,370    79.69     19.94     4.69
Michigan                             18      2,832,285      0.49     7.463       640       157,349    79.93     42.30    24.02
Minnesota                            11      2,517,662      0.44     7.461       640       228,878    80.00     26.03    15.96
Mississippi                           8      1,389,393      0.24     6.941       646       173,674    80.00     92.75    18.44
Missouri                             11      1,231,138      0.21     7.523       648       111,922    79.95     48.28     0.00
Montana                               5        725,129      0.13     6.852       640       145,026    80.00     34.52    19.86
Nebraska                              2        247,200      0.04     6.875       622       123,600    80.00     43.37   100.00
Nevada                               45     12,176,663      2.12     7.120       659       270,593    80.17     21.79    27.96
New Hampshire                         8      1,391,386      0.24     7.357       635       173,923    80.00     43.09     0.00
New Jersey                           94     28,773,190      5.01     7.122       658       306,098    79.91     19.90     9.56
New Mexico                           10      1,172,443      0.20     7.817       641       117,244    80.00     38.69     0.00
New York                            104     36,473,747      6.36     7.088       662       350,709    79.83     16.04    13.57
North Carolina                       15      2,597,877      0.45     7.224       633       173,192    78.73     28.53    20.17
Ohio                                 18      1,993,863      0.35     7.317       637       110,770    80.14     42.31    20.10
Oklahoma                             15      1,945,185      0.34     7.263       659       129,679    79.86     35.15    27.47
Oregon                               14      2,342,846      0.41     7.049       649       167,346    80.00     29.32    16.48
Pennsylvania                         27      4,276,576      0.75     7.454       648       158,392    79.64     39.61    14.87
Rhode Island                          9      1,888,455      0.33     7.112       656       209,828    79.83     25.20    12.50
South Carolina                        7        967,951      0.17     7.736       667       138,279    79.90     17.93    28.54
South Dakota                          1        100,800      0.02     6.250       650       100,800    80.00      0.00   100.00
Tennessee                            38      4,567,157      0.80     7.375       640       120,188    79.90     57.74    16.08
Texas                               143     17,481,104      3.05     7.456       636       122,245    79.93     56.05     6.43
Utah                                  8      1,086,309      0.19     6.892       630       135,789    80.00     63.35     0.00
Vermont                               2        314,578      0.05     6.042       657       157,289    80.00     38.12     0.00
Virginia                             93     27,946,245      4.87     7.510       657       300,497    80.00     10.90     9.96
Washington                           97     19,414,533      3.38     7.023       643       200,150    79.77     31.85    28.67
West Virginia                         3        674,520      0.12     7.962       627       224,840    80.00      0.00     0.00
Wisconsin                            11      1,195,606      0.21     7.921       639       108,691    78.99     40.49    18.40
                                  -----   ------------    ------     -----       ---      --------    -----    ------    -----
TOTAL:                            2,186   $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====   ============    ======     =====       ===      ========    =====    ======    =====

(1) No more than approximately 0.48% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS              LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------  -------
50.01% to 55.00%                      1    $    204,000      0.04%    7.050%      611      $204,000    52.99%     0.00%  100.00%
60.01% to 65.00%                      2         690,386      0.12     8.177       643       345,193    64.01      6.53     0.00
65.01% to 70.00%                      5         792,278      0.14     7.766       667       158,456    67.97      0.00     0.00
70.01% to 75.00%                     15       4,247,534      0.74     7.055       658       283,169    74.92     34.08    12.36
75.01% to 80.00%                  2,154     565,729,272     98.58     7.090       658       262,641    79.97     25.17    23.93
80.01% to 85.00%                      7       1,803,670      0.31     6.789       636       257,667    83.01     54.53     0.00
85.01% to 90.00%                      2         388,545      0.07     8.275       579       194,273    90.00     54.39     0.00
                                  -----    ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                            2,186    $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====    ============    ======     =====       ===      ========    =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 52.99% to 90.00%.

LOAN PURPOSE

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                      LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV        DOC      IO
------------------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Purchase                          1,699    $442,692,663     77.14%    7.123%      661      $260,561    79.92%    23.46%   23.23%
Refinance - Cashout                 456     123,349,786     21.49     6.974       647       270,504    79.83     31.77    25.46
Refinance - Rate Term                31       7,813,237      1.36     7.157       660       252,040    79.98     25.91    23.65
                                  -----    ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                            2,186    $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====    ============    ======     =====       ===      ========    =====     =====    =====

PROPERTY TYPE

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                     LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV        DOC      IO
------------------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family Detached            1,444    $377,021,982     65.70%    7.085%      658      $261,096    79.91%    25.68%   25.19%
Condo                               252      59,260,189     10.33     7.076       664       235,159    79.93     25.88    25.01
Two-to-Four Family                  136      44,869,022      7.82     7.047       663       329,919    79.96     14.27    10.35
Planned Unit Development            354      92,704,492     16.15     7.150       655       261,877    79.80     28.60    23.36
                                  -----    ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                            2,186    $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====    ============    ======     =====       ===      ========    =====     =====    =====

DOCUMENTATION

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                     LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Streamlined Documentation         1,091    $307,986,317     53.67%    7.338%      669      $282,297    79.93%     0.00%   16.30%
Full Documentation                  680     144,191,278     25.13     6.832       641       212,046    79.94    100.00    29.89
Limited Documentation               293      82,766,296     14.42     6.672       651       282,479    79.91      0.00    42.40
Lite Documentation                   84      26,385,223      4.60     6.785       658       314,110    80.00      0.00    28.40
Stated Documentation                 35      11,629,457      2.03     7.393       653       332,270    78.43      0.00     1.75
FULL-ALT Documentation                3         897,114      0.16     7.903       601       299,038    80.00    100.00     0.00
                                  -----    ------------    ------     -----       ---      --------    -----    ------    -----
TOTAL:                            2,186    $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====    ============    ======     =====       ===      ========    =====    ======    =====

OCCUPANCY

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY                         LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Primary                           2,126    $560,209,885     97.62%    7.085%      657      $263,504    79.90%    25.58%   24.01%
Second Home                          59      13,540,448      2.36     7.358       708       229,499    79.83     12.40    11.74
Investment                            1         105,353      0.02     6.725       656       105,353    80.00    100.00     0.00
                                  -----    ------------    ------     -----       ---      --------    -----    ------    -----
TOTAL:                            2,186    $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====    ============    ======     =====       ===      ========    =====    ======    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE LOANS AGE (MONTHS)       LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------  -------
0                                     1    $    183,920      0.03%    7.750%      628      $183,920    80.00%     0.00%    0.00%
1                                 1,481     387,141,440     67.46     7.153       660       261,405    79.88     26.13    23.35
2                                   530     142,109,049     24.76     6.998       658       268,130    79.96     21.67    23.82
3                                   141      35,688,928      6.22     6.907       647       253,113    79.87     28.11    27.26
4                                    29       8,008,706      1.40     6.609       641       276,162    79.88     36.40    26.41
5                                     3         468,520      0.08     7.113       637       156,173    79.77     37.96     0.00
6                                     1         255,123      0.04     6.525       670       255,123    80.00      0.00     0.00
                                  -----    ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                            2,186    $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====    ============    ======     =====       ===      ========    =====     =====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM                      LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                                762    $200,721,002     34.98%    7.261%      659      $263,413    79.81%    24.44%   15.52%
12 Months                            68      23,033,074      4.01     7.260       670       338,722    79.79     20.23    20.13
24 Months                         1,209     317,254,819     55.28     6.999       656       262,411    79.96     24.90    26.47
36 Months                           147      32,846,790      5.72     6.830       675       223,448    79.94     37.74    49.70
                                  -----    ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                            2,186    $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====    ============    ======     =====       ===      ========    =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES            LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------  -------
501 to 525                            2    $    277,753      0.05%    8.610%      519      $138,877    85.00%    19.87%    0.00%
526 to 550                            4         713,039      0.12     7.252       540       178,260    80.00     47.00     0.00
551 to 575                            7       1,386,247      0.24     7.223       566       198,035    80.25     56.87     0.00
576 to 600                          215      43,479,923      7.58     7.172       591       202,232    79.98     77.03     6.68
601 to 625                          475     115,216,304     20.08     7.214       612       242,561    79.90     30.77    14.03
626 to 650                          476     123,306,501     21.49     7.126       639       259,047    79.85     22.95    17.15
651 to 675                          397     109,132,144     19.02     7.074       663       274,892    79.88     14.50    20.64
676 to 700                          238      68,323,014     11.91     7.035       687       287,071    79.87     15.33    31.30
701 to 725                          174      51,003,936      8.89     6.949       712       293,126    79.95     16.03    46.84
726 to 750                          111      33,983,183      5.92     6.930       737       306,155    79.99     23.29    45.61
751 to 775                           48      14,964,056      2.61     6.942       762       311,751    79.94      9.43    56.47
776 to 800                           37      11,634,966      2.03     6.941       786       314,459    79.83     24.23    35.53
801 to 825                            2         434,619      0.08     7.112       805       217,309    79.54     10.76     0.00
                                  -----    ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                            2,186    $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====    ============    ======     =====       ===      ========    =====     =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 517 to 805 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 658.

CREDIT GRADE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
AA                                1,290   $360,343,167     62.79%    7.029%      683      $279,336    79.90%    18.50%   31.00%
A                                   684    172,093,334     29.99     7.212       622       251,598    79.87     27.17    12.78
A-                                  202     39,790,799      6.93     7.078       594       196,984    79.94     77.00     6.01
B                                     6      1,125,115      0.20     8.481       576       187,519    81.71     77.99     0.00
B                                     3        280,703      0.05     8.652       578        93,568    80.98     50.71     0.00
C                                     1        222,567      0.04     8.575       517       222,567    85.00      0.00     0.00
                                  -----   ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                            2,186   $573,855,685    100.00%    7.092%      658      $262,514    79.90%    25.28%   23.72%
                                  =====   ============    ======     =====       ===      ========    =====     =====    =====

GROSS MARGINS

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC      IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
2.501% to 3.000%                      2   $    222,243      0.04%    7.746%      617      $111,121    80.00%    100.00%   0.00%
3.001% to 3.500%                     66     12,844,069      2.29     7.160       648       194,607    80.00      37.95    8.57
3.501% to 4.000%                     42      7,712,827      1.38     7.212       661       183,639    79.98      37.16   21.55
4.501% to 5.000%                      7      1,878,706      0.34     5.624       662       268,387    80.00      34.58   22.30
5.001% to 5.500%                    199     54,432,443      9.71     6.751       660       273,530    79.89      45.29   29.32
5.501% to 6.000%                    324     95,737,394     17.08     6.625       659       295,486    79.84      31.29   36.25
6.001% to 6.500%                    665    178,296,696     31.81     7.008       658       268,115    79.93      23.96   24.47
6.501% to 7.000%                    414    112,652,195     20.10     7.238       660       272,107    79.90      17.56   19.89
7.001% to 7.500%                    265     65,920,381     11.76     7.571       659       248,756    79.91      16.35   17.36
7.501% to 8.000%                    131     30,869,040      5.51     7.981       657       235,642    79.88       8.41   15.48
                                  -----   ------------    ------     -----       ---      --------    -----      -----   -----
TOTAL:                            2,115   $560,565,996    100.00%    7.086%      658      $265,043    79.90%     24.81%  24.28%
                                  =====   ============    ======     =====       ===      ========    =====      =====   =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.326% per annum.

MAXIMUM MORTGAGE RATES

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less                       1   $    588,000      0.10%    4.875%      723      $588,000    80.00%     0.00%   100.00%
11.501% to 12.000%                    4      1,582,412      0.28     5.278       663       395,603    80.00     55.09     87.70
12.001% to 12.500%                   80     25,124,574      4.48     5.903       670       314,057    79.99     50.55     40.67
12.501% to 13.000%                  331    101,434,562     18.10     6.330       666       306,449    79.95     34.55     41.39
13.001% to 13.500%                  599    161,659,968     28.84     6.807       660       269,883    79.94     29.07     27.71
13.501% to 14.000%                  495    128,405,965     22.91     7.298       657       259,406    79.88     20.41     16.15
14.001% to 14.500%                  405     96,810,422     17.27     7.774       651       239,038    79.83     13.93     11.94
14.501% to 15.000%                  128     29,527,513      5.27     8.273       652       230,684    79.62      8.10     10.96
15.001% to 15.500%                   65     14,360,567      2.56     8.775       642       220,932    80.09      9.84     11.05
15.501% to 16.000%                    7      1,072,014      0.19     9.290       614       153,145    80.33      0.00      0.00
                                  -----   ------------    ------     -----       ---      --------    -----     -----    ------
TOTAL:                            2,115   $560,565,996    100.00%    7.086%      658      $265,043    79.90%    24.81%    24.28%
                                  =====   ============    ======     =====       ===      ========    =====     =====    ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.375% per annum to 16.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.585% per annum.

NEXT RATE ADJUSTMENT DATE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE         LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
April 2006                            1   $    119,668      0.02%     6.425%     763      $119,668     80.00%   100.00%    0.00%
May 2006                              2        583,165      0.10      7.703      636       291,582     80.00      0.00     0.00
June 2006                             1         91,935      0.02      7.750      687        91,935     80.00      0.00     0.00
July 2007                             1        255,123      0.05      6.525      670       255,123     80.00      0.00     0.00
August 2007                           4        536,266      0.10      7.020      633       134,066     79.76     33.16     0.00
September 2007                       24      6,774,540      1.21      6.505      643       282,272     80.00     36.78    25.91
October 2007                        131     32,844,576      5.86      6.959      644       250,722     79.86     29.12    28.10
November 2007                       464    125,979,766     22.47      7.009      657       271,508     79.97     19.85    23.29
December 2007                     1,304    344,261,610     61.41      7.181      658       264,004     79.90     24.61    20.58
January 2008                          1        183,920      0.03      7.750      628       183,920     80.00      0.00     0.00
September 2008                        2        606,817      0.11      6.674      646       303,408     80.00     69.74     0.00
October 2008                          3      1,073,333      0.19      6.209      672       357,778     80.00      0.00     0.00
November 2008                        21      4,738,231      0.85      6.881      651       225,630     79.99     23.42    27.49
December 2008                        48     11,631,812      2.08      7.132      662       242,329     79.54     33.75    30.55
September 2010                        1        360,000      0.06      6.875      639       360,000     78.77      0.00   100.00
October 2010                          1        494,539      0.09      6.100      681       494,539     80.00      0.00     0.00
November 2010                         7      2,215,801      0.40      6.828      674       316,543     78.95     15.03    14.37
December 2010                        22      5,261,167      0.94      6.867      670       239,144     80.00     41.65    38.07
October 2015                          3        642,027      0.11      6.619      656       214,009     80.00     54.33    77.50
November 2015                        11      3,238,783      0.58      6.653      721       294,435     80.00     25.77    89.41
December 2015                        63     18,672,916      3.33      6.566      696       296,395     79.84     42.06    74.92
                                  -----   ------------    ------      -----      ---      --------     -----     -----   ------
TOTAL:                            2,115   $560,565,996    100.00%     7.086%     658      $265,043     79.90%    24.81%   24.28%
                                  =====   ============    ======      =====      ===      ========     =====     =====   ======